From Serendipity to Rational Design Taking Molecular Glue Degraders to New Heights | December 2024

Forward-Looking Statements This communication includes express and implied “forward-looking statements,” including forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include all statements that are not historical facts and, in some cases, can be identified by terms such as “may,” “might,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “objective,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “continue,” “ongoing,” or the negative of these terms, or other comparable terminology intended to identify statements about the future. Forward-looking statements contained herein include, but are not limited to, statements about our ability to grow our product pipeline, statements around the Company’s QuEENTM discovery engine and the Company’s view of its potential to identify degradable protein targets and rationally design MGDs with unprecedented selectivity, statements related to the Company’s strategic agreements, goals of such agreements, including the ability to accelerate and broaden scope of clinical development of MRT-6160 while retaining substantial value for the Company, as well as to expand platform reach to discover and develop MGDs against previously undruggable targets in cancer and neurological diseases, statements related to any milestone provided under the strategic agreements, royalty or other payments related thereto and the ability of such payments to extend our runway, statements around the productivity of the QuEEN discovery engine and the potential of the Company’s MGDs against a broad spectrum of targets, statements about the advancement and timeline of its preclinical and clinical programs, pipeline and the various products therein, statements around multiple anticipated preclinical and/or clinical readouts and their expected timing, including results from proof-of-concept patient studies, statements related to regulatory submissions, including timing thereof, and interactions with regulatory authorities, the applicability of candidates to various indications, the expected potential clinical benefit of any of our candidates, statements around advancement and application of our pipeline and application of our platform, statements concerning our expectations regarding our ability to identify, nominate and the timing of our nominations of additional targets, product candidates, and development candidates, statements around our ability to capitalize on and potential benefits resulting from our research and translational insights as well as our the ability to optimize collaborations with industry partners on our development programs, statements about the closing of the transaction with Novartis, obligations under our collaboration agreements, expectations around the receipt of any payments under such agreements and the future development and commercialization of various products, our use of capital, expenses and other financial results in the future, availability of funding for existing programs, ability to fund operations into 2028 through multiple anticipated proof-of-concept patient study readouts, inclusive of the upfront payment from Novartis, as well as our expectations of success for our programs, strength of collaboration relationships and the strength of our financial position, among others. By their nature, these statements are subject to numerous risks and uncertainties, including those risks and uncertainties set forth in our most recent Annual Report on Form 10-K for the year ended December 31, 2023, filed with the U.S. Securities and Exchange Commission on March 14, 2024, and any subsequent filings, that could cause actual results, performance or achievement to differ materially and adversely from those anticipated or implied in the statements. You should not rely upon forward-looking statements as predictions of future events. Although our management believes that the expectations reflected in our statements are reasonable, we cannot guarantee that the future results, performance, or events and circumstances described in the forward-looking statements will be achieved or occur. Recipients are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date such statements are made and should not be construed as statements of fact. We undertake no obligation to publicly update any forward-looking statements, whether as a result of new information, any future presentations, or otherwise, except as required by applicable law. Certain information contained in these materials and any statements made orally during any presentation of these materials that relate to the materials or are based on studies, publications, surveys and other data obtained from third-party sources and our own internal estimates and research. While we believe these third-party studies, publications, surveys and other data to be reliable as of the date of these materials, we have not independently verified, and make no representations as to the adequacy, fairness, accuracy or completeness of, any information obtained from third-party sources. In addition, no independent source has evaluated the reasonableness or accuracy of our internal estimates or research and no reliance should be made on any information or statements made in these materials relating to or based on such internal estimates and research. These materials remain the proprietary intellectual property of Monte Rosa Therapeutics and should not be distributed or reproduced in whole or in part without the prior written consent of Monte Rosa Therapeutics.

Monte Rosa Therapeutics – Company Overview

Taking molecular glue degraders (MGDs) to new heights

Arsenal of rationally designed MGDs with potential to solve many of the limitations of other modalities by degrading therapeutically relevant proteins with unprecedented precision

Highly productive**, industry-leading discovery engine** combining experimentation **with AI to enable rational design of novel MGDs**

Collaboration with Roche to develop MGDs for oncology and neurological conditions **– expands platform reach into neurology**

Phase 1/2 clinical study ongoing with MRT-2359 in MYC-driven cancers; interim data demonstrated optimal pharmacodynamic modulation and **early signs of clinical activity; additional Phase 1 data expected Q1 2025**

MRT-6160, highly selective VAV1-directed MGD, in Phase 1 study, data expected Q1 2025; broad potential applications across autoimmune diseases **– global license to Novartis* with US P&L share**

MRT-8102, highly selective NEK7-directed MGD for IL-1β/NLRP3-driven inflammatory diseases with IND submission anticipated H1 2025

Strong financial position providing cash runway into 2028 through multiple anticipated proof-of-concept clinical readouts

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* Subject to customary closing conditions, including regulatory clearance.

Three Ways to Eliminate a Disease-Causing Protein MGDs can directly and precisely target proteins that cause disease DNA mRNA protein CRISPR gene editing RNAi/ASO MGD MGD

Monte Rosa’s rationally designed MGDs have potential applications in Oncology, Immunology, Neuroscience and other therapeutic areas Our Molecular Glue Degraders (MGDs) Edit the Proteome Ternary complex Ubiquitination Proteasome-mediated degradation of neosubstrate Ubiquitin chain Neosubstrate Ligase Neosubstrate MGD MGD Neosubstrate (target protein) Ligase 5

Molecular Glue Degraders (MGDs) – A Highly Differentiated Modality Advantages of large molecule modalities with orally dosed small molecules DNA mRNA protein CRISPR RNAi/ASO MGD Address undruggable space Properties Orally bioavailable Systemic distribution Scalable manufacturing Reversible      CRISPR RNAi/ASO MGD nucleus    MGD

Key Advantages of Our Rationally Designed MGDs

Unique Target Space



Target 1
Target 2
Target 3
Ligase
Target 4
Target N

Disease-agnostic platform with initial focus on highly credentialed, undruggable oncology and immunology/inflammation targets

Unprecedented Selectivity



Target
Statistical significance (P-value; -log10)
Protein degradation (fold-change; log2)

Unique insights into anatomy of protein-protein-MGD interaction allows unprecedented MGD selectivity

Catalytic Mechanism of Action



CRBN
POI-directed MGD
+
POI
Complex formation
MGD available for additional degradation
POI degradation

Long lasting, catalytic protein degradation effect creates differentiated target product profiles

POI = protein of interest

7

Portfolio and Partnerships

Monte Rosa Pipeline and Upcoming Milestones

Target	Compound	Indication(s)	Discovery	IND-Enabling	Clinical	Next Anticipated Milestone	Ownership
GSPT1	MRT-2359	NSCLC, SCLC and other MYC-driven Malignancies				Additional Phase 1 data in Q1 2025	
VAV1	MRT-6160	Autoimmune Disease – Systemic and CNS				Phase 1 data in Q1 2025	NOVARTIS *
NEK7	MRT-8102	IL-1β/NLRP3 driven Inflammatory Diseases				IND submission in H1 2025	
NEK7	LO (2nd generation)	IL-1β/NLRP3 driven Inflammatory Diseases				Development candidate	
CDK2	LO	Breast Cancer				Development candidate in 2024	
CCNE1 (Cyclin E1)	LO	CCNE1 amplified tumors				Development candidate	
Discovery Targets	-	Multiple				Lead optimization	
Discovery Targets	-	Oncology and Neurological Diseases				Undisclosed	Roche

Oncology Immunology Inflammation Various

* Monte Rosa has signed an exclusive global license agreement with Novartis for this asset. This transaction is subject to customary closing conditions, including regulatory clearance.

9

Creating Value through Strategic Agreements Scope Global license agreement to advance VAV1-directed molecular glue degraders including MRT-6160 (announced Oct. 2024) Strategic collaboration to discover novel MGDs targeting cancer and neurological diseases (announced Oct. 2023) Financials $150M upfront payment Eligible for up to $2.1B in development, regulatory, and sales milestones, beginning upon initiation of Phase 2 studies Eligible for US P&L share and ex-US tiered royalties $50M upfront payment Eligible for preclinical, clinical, commercial and sales milestone payments >$2B and tiered royalties Strategic Goal Accelerate and broaden scope of clinical development of MRT-6160 while retaining substantial value for Monte Rosa Expand platform reach to discover and develop MGDs against previously undruggable targets in cancer and neurological diseases Notes: Novartis agreement is subject to customary closing conditions, including regulatory clearance. Under the terms of the Novartis agreement, Novartis will obtain exclusive worldwide rights to develop, manufacture and commercialize MRT-6160 and other VAV1 MGDs and will be responsible for all clinical development and commercialization, starting with Phase 2 clinical studies. Monte Rosa remains responsible for completion of the ongoing Phase 1 clinical study of MRT-6160. Monte Rosa will co-fund any Phase 3 clinical development and will share any profits and losses associated with the manufacturing and commercialization of MRT-6160 in the U.S. Under the terms of the Roche agreement, Monte Rosa Therapeutics will lead discovery and preclinical activities against multiple select cancer and neurological disease targets to a defined point. Roche gains the right to exclusively pursue further preclinical and clinical development of the compounds.

GSPT1 program (MRT-2359)

Frequently activated across many cancers including some of the most common (e.g. lung, prostate, breast) Drives cancer progression through effects on both cancer cells and tumor microenvironment MYC signaling can enable tumor cells to evade immune response Very challenging to drug with conventional approaches; no approved MYC-targeted therapies MRT-2359 is designed to specifically target MYC-driven tumors MYC is a Key Regulator of Cancer Growth and Immune Evasion Source: Dhanesekaran R et al. Nat Rev Clin Oncol 2022 MYC MYC decreases MYC increases Apoptosis Protein and ribosomal biosynthesis Gene instability Angiogenesis Cell adhesion Autophagy Proliferation Metabolism Immune surveillance Differentiation Dormancy MYC-driven cancer MYC Impacts Many “Hallmarks of Cancer”

Targeting MYC-driven Tumors and Their Addiction to Protein Translation Through GSPT1 Degradation



Genes involved in protein synthesis e.g., *eIF4E*, ***4EBP1*** and *4EBP2*
MYC
DNA
1
4EBP1
mTOR
P
4EBP1
eIF4E
Protein
Ribosome with growing peptide chain
3
eIF4E complex
GSPT1
eIF4E
eRF1
AAAAA
STOP
mRNA
Initiation
2
Termination

1 Addiction

To sustain growth, MYC-driven tumors are **addicted to protein translation**

2 Dependency

This addiction creates a dependency on the **translation termination factor GSPT1**

3 Therapeutic vulnerability

GSPT1 is a therapeutic vulnerability of MYC-driven tumors
leading to preferential activity of GSPT1 MGDs

13

MRT-2359 is a Potent and Highly Selective GSPT1-directed MGD

MRT-2359 is a potent GSPT1-directed MGD

Ternary complex modelling


GSPT1
MGD
CRBN

in vitro data	
CRBN binding, K_i	113 nM
Ternary complex, EC_{50}	< 7 nM
Degradation, DC_{50} (in disease relevant cell lines)	1 - 20 nM

MRT-2359 induces selective GSPT1 degradation and shows favorable ADME/DMPK profile


GSPT1
p-value (-log10)
13
12
11
10
9
8
7
6
5
4
3
2
1
0
-3 -2.5 -2 -1.5 -1 -0.5 0 0.5 1 1.5 2 2.5 3
Protein fold-change (log2)

No degradation of other known cereblon neosubstrates

ADMET profile	
CYP DDIs	> 30 µM
hERG inhibition patch clamp	EC_{50} > 30 µM
Oral bioavailability all species	~50%

14

MRT-2359 Has Optimized Depth of Degradation To Achieve Preferential Activity in MYC High Cancer Cells %GSPT1 degraded (Dmax) determined by Western blot   Differential Effect (MYC vs non-MYC-driven) less degradation Preferential activity in MYC high cells MRT-2359 MRT-2136 MRT-2359 displays preferential activity in MYC driven NSCLC cells Non-optimal GSPT1 MGD (MRT-2136) shows limited preferential activity Circle size corresponds to bioavailability with oral dosing

Three Mechanisms Driving Preferential Activity in MYC High Tumor Cells MRT-2359 CRBN GSPT1 Preferential GSPT1 degradation MRT-2359 leads to deeper degradation of GSPT1 in cancer cells with high MYC expression Inhibition of translation MRT-2359-induced reduction of GSPT1 preferentially impairs protein synthesis in tumor cells with high MYC expression eIF4E AAAA STOP eRF1 MYC down-modulation In a feedback loop, MRT-2359 decreases MYC expression and transcriptional activity MYC

Large Potential Opportunities in MYC-Driven Tumors High unmet need with no currently approved therapies specifically for MYC high tumors Neuroendocrine tumors L-/N-MYC amplified tumors Heme Breast cancer ER positive metastatic SCLC (70-80% L/N-MYC high) NSCLC N-MYC high (5-10%) SCLC/NE transformation Neuroendocrine lung cancer Prostate cancer Including ARV7 positive N-MYC High and/or L-MYC High c-MYC High c-MYC N-MYC L-MYC

Preclinical Validation of Activity of MRT-2359 in Lung Cancer PDX Models Collection of PDX models 18 SCLC Adeno NSCLC NE-LC biomarker negative biomarker positive Targeted mass spectrometry in 7 representative models PD modulation 100 50 0 -50 -100 N-Myc (qPCR) Best % TV change 100 50 0 -50 -100 N-Myc (qPCR) Best % TV change L-Myc (qPCR) Neuroendocrine 100 50 0 -50 -100 N-Myc (qPCR) Best % TV change L-Myc (qPCR) Neuroendocrine MRT-2359 10 mg/kg QD - 60%

MRT-2359 Leads to Tumor Regressions in Preclinical Models of Castration Resistant Prostate Cancer and ARV7-driven Prostate Cancer MRT-2359 displays activity in castrate resistant VCAP model MRT-2359 displays activity in ARV7 driven 22RV1 model

MRT-2359 Leads to Tumor Regressions in Preclinical Model of ER-positive Breast Cancer MRT-2359 displays activity in MCF7 model of ER-positive breast cancer MRT-2359 reduces MYC and CCND1 in vivo MCF7 Breast CDX (ER+, HER2-)

0.5mg 5/9 Phase 2: Expansion Cohorts Phase 1: Dose Escalation 1.5mg 5/9 1mg 5/9 MRT-2359-001 Phase 1/2 Clinical Study Design Lung cancer, high-grade neuroendocrine tumors and solid tumors with N-/L-MYC amplification 2mg 5/9 5/9 = 5 days on drug, 9 days off drug 21/7 = 21 days on drug, 7 days off drug RP2D = recommended Phase 2 dose 0.5mg 21/7 0.75mg 21/7 * Efficacy guided stratification per N-/L-MYC expression ** Retrospective stratification per N-/L-MYC expression NSCLC* SCLC** HR+/Her2- Breast Cancer (+Fulv) Prostate cancer (+Enza) N-MYC/L-MYC amplified tumors RP2D Safe dose level RP2D

MRT-2359 Phase I Interim Data – October 2023 Objectives of Phase I interim analysis Demonstrate dose dependent PK Demonstrate significant GSPT1 degradation at safe dose levels in PBMCs and tissue biopsies (60% based on preclinical data) Share potential preliminary efficacy signals in biomarker positive patients

MRT-2359 Induces Optimal GSPT1 Degradation in PBMCs*

MRT-2359 displayed dose dependent plasma exposure



Plasma Concentration (ng/mL)
160
140
120
100
80
60
40
20
0
0.5 mg
1 mg
2 mg
hr
0
8
16
24
0
8
16
24
Day 8
Day 1
Day 5

- Dose dependent exposure in line with preclinical PK models
- No food effect observed

MRT-2359 displayed deep GSPT1 degradation in PBMCs at all dose levels



GSPT1 (% of predose)
160
140
120
100
80
60
40
20
0
0.5 mg
1 mg
2 mg
target for degradation
D1 predose
D1 6h
D1 24h
D5 predose
D5 6h
D5 24h
D8

- GSPT1 expression assessed using targeted mass spectrometry
- PD modulation in PBMCs observed across all dose levels; level of degradation (~ 60%) in line with maximal degradation observed in preclinical studies using the same method
- Level of degradation equivalent across all dose levels, suggesting saturated PD response from 0.5 to 2 mg

23

* as presented on 10/17/23

MRT-2359 Induces Optimal GSPT1 Degradation in Tissue Biopsies* MRT-2359 reduced GSPT1 protein expression in human tissue biopsies GSPT1 degradation assessed from pre-treatment screening biopsies and biopsies taken at day 19 Matched biopsies obtained from 11 patients across the 3 cohorts analyzed GSPT1 expression assessed using targeted mass spectrometry PD modulation seen in tissue biopsies in line with PD modulation seen preclinically at efficacious dose levels using same assay (targeted mass spectrometry) target for degradation * Based on optimal PD modulation in preclinical studies as presented on 10/17/23

Summary of Treatment-Related Adverse Events (AEs) in > 2 patients# No observed clinically significant hypocalcemia or hypotension/cytokine release syndrome AE Preferred Term 0.5 mg (N=9)## 1 mg (N=7)## 2 mg (N=5) ## Overall (N=21) Any Grade Grade > 3 Any Grade Grade > 3 Any Grade Grade > 3 Any Grade Grade > 3 Thrombocytopenia### 0 0 0 0 4 (80%) 3 (60%)*** 4 (19%) 3 (14%) Neutropenia* 0 0 0 0 2 (40%) 1 (20%) 2 (10%) 1 (5%) Leukopenia 0 0 0 0 2 (40%) 2 (40%) 2 (10%) 2 (10%) Nausea 3 (33%) 0 2 (29%) 0 1 (20%) 0 6 (33%) 0 Vomiting 1 (11%) 0 2 (29%) 0 1 (20%) 0 4 (19%) 0 Diarrhea** 1 (11%) 0 3 (43%) 0 1 (20%) 0 5 (24%) 0 Hypokalemia 0 0 1 (14%) 0 1 (20%) 0 2 (10%) 0 Fatigue 0 0 2 (29%) 0 0 0 2 (10%) 0 Decreased appetite 0 0 2 (29%) 0 0 0 2 (10%) 0 Rash 2 (22%) 0 0 0 0 0 2 (10%) 0 # Data cut-off: 7 SEP 2023 ## MRT-2359 was given orally daily on the 5 days on and 9 days off schedule ### Data combined for ‘thrombocytopenia’ and ‘platelet count decreased’ * Data combined for ‘neutropenia’ and ‘neutrophil count decreased’ ** Data combined for ‘diarrhea’ and ‘feces soft’ *** Dose limiting toxicity: Grade 4 thrombocytopenia in 2 patients Note: As presented on 10/17/23

Confirmed Partial Response in High Grade Neuroendocrine Bladder Cancer* Baseline 8 weeks 4 weeks High Grade (HG) neuroendocrine bladder cancer Baseline tumor biopsy demonstrated high N-MYC expression 4 prior lines of therapy including chemotherapy and pembrolizumab Patient initiated on 2 mg for first 5/9 regimen, then lowered to 1 mg and 0.5 mg and remains on therapy (> 3 month) CT scan after 4 weeks demonstrated PR (-34% per RECIST 1.1) that continued to improve at week 8 (-59% per RECIST 1.1) * as presented on 10/17/23

Unconfirmed Partial Response in NSCLC with SCLC/NE Transformation* Baseline 3 weeks NSCLC (adenocarcinoma) Baseline tumor biopsy demonstrated SCLC/NE transformation, low N- and L-MYC expression Multiple lines of prior therapy including chemotherapy, pembrolizumab and atezolizumab Patient initiated on 0.5 mg CT on C1D22 demonstrated resolution of liver metastases (-41% per RECIST 1.1) Patient experienced frequent dose interruptions due to bowel obstruction unrelated to MRT-2359 * as presented on 10/17/23

MRT-2359-001 – Preliminary Efficacy Data* As of September 7th, 2023, of 15 evaluable patients treated across 3 cohorts, tumors from 6 patients were identified as biomarker positive Of these 6 biomarker positive patients, 2 have experienced a PR (1 confirmed, 1 unconfirmed) and 1 patient has SD PR (-59%) – HG NE bladder carcinoma uPR (-41%) – NSCLC with SCLC/NE transformation SD (0%) – SCLC (remains on therapy for > 4 months) In addition, one patient with NSCLC and unclear biomarker status remains on therapy for > 7 months with stable disease No clinical activity seen in biomarker negative patients 100 50 0 -50 -100 0.5mg 0.5mg 2mg 1mg 1mg 2-0.5mg HG NE Prostate SCLC SCLC NSCLC/SCLC HG NE Lung HG NE Bladder % Change on therapy as of cutoff date N-MYC + + + - - - + + + + + + NE L-MYC + - - + + - * as presented on 10/17/23 PR uPR SD

Favorable Safety Profile at Clinically Active Doses* Safety profile supports further development Preferential and more rapid degradation of GSPT1 in MYC high tumor cells enables favorable adverse event (AE) profile at clinically active doses of 0.5 and 1 mg – no Grade ≥3 AEs Grade 1-2 AEs primarily GI-related and manageable No observations of previously reported limitations of other GSPT1-targeted agents No observed clinically significant hypocalcemia or hypotension/cytokine release syndrome at any dose level Grade 4 thrombocytopenia identified as dose limiting toxicity (DLT) at 2 mg Favorable safety profile with lack of hypocalcemia has enabled exploration of 21/7 schedule, starting at 0.5 mg RP2D expected in Q2 of 2024 * as presented on 10/17/23

VAV1 Program (MRT-6160)

VAV1 is a Key Regulator of T- and B-cell Receptor Activity

VAV1-directed MGDs have the potential to modulate T- and B-cell function



T cell
TCR
Cytokine receptor
TYK2
JAK
VAV1
Transcriptional activation
IL-2
IL-17
T-cell activity
B cell
BCR
VAV1
BTK
Transcriptional activation
sIgG
IL-6
B-cell activity

VAV1 signaling increases cytokine production, proliferation, and differentiation

Therapeutic hypothesis:

- VAV1 is a pivotal scaffolding protein and signaling molecule downstream of both the T-cell and B-cell receptors – confirmed by multiple CRISPR screens and VAV1 knockout (KO) mice
- VAV1 degradation is predicted to impact both T- & B-cell function and has the potential to treat a broad set of autoimmune diseases

Clinical Opportunity:

Autoimmune/inflammatory disorders including inflammatory bowel disease (4.1M patients), rheumatoid arthritis (6.2M patients), multiple sclerosis (1.3M patients), and myasthenia gravis (~300K patients)

TCR = T-cell receptor. BCR = B-cell receptor. IL-2, IL-17 and IL-6 are cell signaling molecules (cytokines) that promote immune response. sIgG is the most common circulating antibody.

Patient diagnosed prevalence #s, major markets (US, EU and JP): Decision Resources Group (DRG)

31

Clinically validated pathway in autoimmune/inflammatory disease VAV1 is an Upstream Targeting Node Associated with Clinically Validated Pathways T cell activation B cell activation/Plasma cell differentiation (Antibody production) Pro-inflammatory cytokine production Th17 response VAV1 signaling is associated with several T and B cell immunologic outcomes VAV1

MRT-6160 is a Potent and Highly Selective VAV1-directed MGD in vitro data CRBN binding, IC50 670 nM Ternary complex, EC50 11 nM Degradation, DC50 /Dmax (Jurkat) 7 nM / 97 % MRT-6160 induces highly selective VAV1 degradation and has a favorable ADME/DMPK profile MRT-6160 is a potent VAV1-directed MGD ADMET profile CYP DDIs IC50 > 30 µM hERG inhibition patch clamp EC50 > 30 µM Oral bioavailability all species > 50% p-value (-log10) Protein fold-change (log2) No degradation of other known cereblon neosubstrates

MRT-6160 is a Potent, Highly Selective VAV1 MGD with a Favorable Drug-like Profile

VAV1 ternary complex (Cryo-EM)



VAV1
MRT-6160
CRBN

Cryo-EM structure of MRT-6160 in ternary complex with CRBN and VAV1

MGD Activity Profile	
CRBN Binding (HTRF, IC_{50})	0.67 μM
VAV1 Ternary Complex (HTRF, EC_{50})	11 nM
VAV1 Degradation (Jurkat, DC_{50} /Dmax)	7 nM / 97%
Selectivity (TMT proteomics)	Large VAV1 selectivity window
Physicochemical Properties	
LogD	1.5
MW	<400
Thermodynamic Solubility	7 μM
ADMET Profile	
Oral bioavailability (all species)	> 50 %
Metabolite Profile (*in vitro*)	No unique human metabolites or GSH adducts (mics)
CYP DDI (9 isoforms)	IC_{50} > 30 μM
Safety Pharmacology	
Mini-Ames	Negative
hERG inhibition (patch clamp)	No inhibition (EC_{50} > 30 μM)
Counterscreens (panel with 98 targets)	No inhibition

34

28-day GLP Toxicology Studies Establish Highly Favorable Safety Margins

28-day GLP Toxicology Summary

- 28-day GLP Rat and Cyno studies completed with NOAEL set at the highest doses in both species
  - Rats: NOAEL is ~1000-fold over the projected human efficacious exposure
  - Cyno: NOAEL is ~600-fold over the projected human efficacious exposure
- No adverse immunotoxicity or impact on peripheral immune compartments in healthy cynomolgus monkeys
- No impact on bone marrow, peripheral hematopoietic cells counts, GI tract
- No off-targets identified in *in-vitro* safety profiling, no genotoxicity, phototoxicity, or hERG activity

Robust VAV1 degradation and recovery observed in both low and high dose groups in cyno GLP tox study



Predose
(Mid) Day 15
(Terminal) Day 28
(Recovery) Day 42
0.5 mg/kg/day
30 mg/kg/day
116
66
40
VAV1
B-Actin

**data shown from female cyno PBMCs, similar data obtained in males*

35

NOAEL = no observed adverse effect level

MRT-6160 Blocks T-cell-Mediated B-cell Activity in BioMAP® Profile



T-cell independent
BT coculture assay:
T-cell-mediated B-cell activity
3C
4H
LPS
SAg
BT
BF4T
BE3C
CASM3C
HDF3CGF
KF3CT
MyoF
IMphg
Relative protein expression levels
0.0
-0.5
-1.0
-1.5
Azathioprine
JAKi
TYK2i
BTKi
VAV1 MGD
Decreased T / B-Effector Function:
IL-17A, IL-17F, IL-6, IL-2, TNF, sIgG
Azathioprine, 100 µM
Upadacitinib, 1000 nM
Deucravacitinib, 400 nM
Ibrutinib, 1100 nM
MRT-6160, 1000 nM

36

BioMAP® Diversity Plus Platform (Eurofins). Shark tooth plots show relative expression levels of indicated proteins in Drug treated vs. DMSO controls. 3C/4H, Venular endothelial cells; LPS/SAg, Venular endothelial cells + PBMC; BT, PBMC + B cells; BF4T, Bronchial epithelial cells + dermal fibroblasts; BE3C. Bronchial epithelial cells; CASM3C, Coronary artery smooth muscle cells; HDF5CGF, Dermal fibroblasts; KF3CT, keratinocytes + dermal fibroblasts; MyoF, lung fibroblasts; IMphg, macrophages + venular epithelial cells

MRT-6160 Ameliorates T Cell Transfer-Induced Colitis Better than Standard of Care

Treatment initiated at time of model induction on Day 0



CD45RBlow non-pathogenic control
Vehicle
Anti-TNF, 25 mg/kg
MRT-6160, 1 mg/kg
DAI Score (mean ±SEM)
Treatment start: Day 0
0 3 6 9 12 15 18 21 24 27 30 33 36 39 42
Time post T cell transfer (Day)

Treatment initiated in therapeutic setting on Day 17 following disease induction



CD45RBlow non-pathogenic control
Vehicle
JAKi , 10 mg/kg
S1PR antagonist, 3 mg/kg
MRT-6160, 1 mg/kg
DAI Score (mean ±SEM)
Treatment start: Day 17
0 3 6 9 12 15 18 21 24 27 30 33 36 39 42 45
Time post T cell transfer (Day)

Non-pathogenic $CD45RB^{low}$ or pathogenic $CD45RB^{high}$ cells were transferred into SCID mice to induce colitis. Mice were treated with vehicle, MRT-6160 (PO QD), or anti-TNF (IP Q3D) from Day 0 to Day 42 and assessed for disease every 3 days (*left*) or with vehicle, MRT-6160, or S1PR antagonist (etrasimod; PO QD), or JAKi (upadacitinib; PO BID) from Day 17 to Day 45 and assessed for disease every 3 days (*right*)

37

MRT-6160 Reduces Inflammation-Mediated Damage of the Colon and Cytokine Production in a T-Cell Transfer Model of Ulcerative Colitis

MRT-6160 reduces inflammation-mediated damage and swelling of the colon



CD45RBlow non-pathogenic control
Vehicle
Anti-TNF, 25 mg/kg
MRT-6160, 1 mg/kg

Hematoxylin and eosin-stained histopathology sections from colon at end of study

MRT-6160 reduces cytokine production in the mesenteric lymph node and colon



mLN
Colon
IL-17A
TNF
IL-6
TNF
****
ns
*
**
IL-17A+ (% of CD4+CD69+)
TNF+ (% of CD4+CD69+)
IL-6 (fg/mg)
CD45RBlow non-pathogenic control
Vehicle
Anti-TNF, 25 mg/kg
MRT-6160, 1 mg/kg

Flow cytometric (*upper row*) and cytokine bead array (*lower row*) analysis of mesenteric lymph node CD4+ T cells and colon tissue respectively

38

MRT-6160 Reduces Expression of Human Disease-Relevant Pro-Inflammatory and Disease-Associated Genes

MRT-6160 attenuates expression of a pro-inflammatory disease gene signature



Diseased vs. healthy
MRT-6160 vs. diseased
T-cell Checkpoint Signaling
Cytotoxicity
Other Interleukin Signaling
Interleukin-12 Signaling
Lymphocyte Trafficking
NF-kB Signaling
Th1 Differentiation
Complement System
Th2 Differentiation
T-cell Receptor Signaling
Inflammasomes
Th17 differentiation
Chemokine Signaling
Th17 Mediated Biology
MHC Class I Antigen Presentation
Treg Differentiation
B-cell Receptor Signaling
NLR Signaling
Type II Interferon Signaling
TNF Family Signaling
Fc Receptors and Phagocytosis
Toll Like Receptor Signaling
Epigenetics and Transcriptional Regulation
Cytosolic DNA Sensing
MHC Class II Antigen Presentation
Type I Interferon Signaling
Oxidative Stress
Apoptosis
Immunometabolism
Growth Factor Signaling
Autoantigens
mTOR
TGF-beta Signaling
Endothelial Activation
Autophagy
T cell activation
T cell differentiation
Trafficking
Innate immunity
Adaptive immunity
Immune response
Other
-1.0 -0.5 0.0 0.5 1.0
-1.0 -0.5 0.0 0.5 1.0
Pathway activation (Log_2FC)

RNA from mouse colon at study termination was assessed using the NanoString nCounter Mouse Autoimmune Profiling Panel

MRT-6160 attenuates expression of human Ulcerative Colitis-relevant pro-inflammatory genes



Human Ulcerative Colitis genes correlate with mouse IBD genes
Immune response
Calprotectin subunits
Human Ulcerative Colitis [Patient vs Healthy] (Log_2FC)
10
5
0
-5
-5
0
5
10
Mouse IBD Model [Diseased vs Control] (Log_2FC)

Vehicle vs. Control differential expression in the IBD mouse model was mapped to human ulcerative colitis vs healthy differential expression



Disease correlating genes downregulated in MRT-6160 treated mice
Immune response
Calprotectin subunits
Human Ulcerative Colitis [Patient vs Healthy] (Log_2FC)
10
5
0
-5
-4
-2
0
2
4
Mouse IBD Model [MRT-6160 vs Vehicle] (Log_2FC)

MRT-6160 vs Vehicle differential expression in the IBD mouse model was mapped to human ulcerative colitis vs healthy differential expression

39

MRT-6160 Inhibits Disease Progression, Joint Inflammation & Auto-Antibody Production in a Rheumatoid Arthritis Disease Model MRT-6160 inhibits anti-collagen II auto-antibodies MRT-6160 inhibits disease progression Collagen-induced arthritis T/B-cell (auto-antibody) driven model Mice were immunized with bovine collagen II twice 21 days apart and enrolled into treatment groups at disease onset Dosing: Vehicle, MRT-6160, or anti-TNF (IP BIW) for 22 days starting at disease onset

MRT-6160 Reduces Pro-Inflammatory Cytokine Production in a Rheumatoid Arthritis Disease Model Collagen-induced arthritis T/B-cell (auto-antibody) driven model Dosing: Vehicle, MRT-6160; PO QD. Anti-TNF; IP BIW. Mice were treated for 21 days from disease onset (Day 0) Serum cytokine analysis on Day 21

PD Analysis MRT-6160 inhibits disease progression in a mouse model of multiple sclerosis MRT-6160-mediated activity correlates with VAV1 levels T-cell mediated experimental autoimmune encephalitis (EAE) model C57BL/6 mice were immunized with MOG35-55 peptide on Day -12 then administered pertussis toxin (Days -12 and -10). Mice were assessed for disease daily. On Day 0, mice were treated with vehicle or MRT-6160 (PO QD) (left). On Day 5, the spinal cords of satellite mice were assessed for Vav1 levels by western blot (right). MRT-6160 MRT-6160 Elicits Dose-Dependent Activity in T-cell-mediated Multiple Sclerosis Autoimmune Disease Model

Phase 1 Biomarker Strategy to Demonstrate MRT-6160 Pharmacodynamic Effects

Phase 1 SAD/MAD in Healthy Volunteers

Provide early insights into safety, PK/PD, and effects on key immunomodulatory signaling pathways

VAV1 protein degradation
- Flow cytometry on T and B cells: whole blood (WB)
- Targeted Mass Spec: PBMCs
- Potential: Mature B cell typing in MAD

Key downstream PD
- Flow cytometry for CD69 protein on T & B cells: WB
- Immunoassay for IL-2, IL-6, IL-17
- hs C-reactive protein

Phase 1 SAD/MAD study ongoing, clinical data anticipated in Q1 2025

43

VAV1: Unique Mechanism with Broad Potential Applications

Potential to address multiple autoimmune diseases with safe, oral therapy

Evidence of VAV1 mechanistic overlap

	T-cell mediated				T/B-cell mediated			
	Psoriasis	Ulcerative colitis	Crohn's disease	Psoriatic arthritis	Rheumatoid arthritis	Multiple Sclerosis	Myasthenia gravis	SLE
TNF	Approved	Approved	Approved	Approved	Approved			
IL17A	Approved			Approved				
IL6					Approved		Investigational	
FcRN					Investigational		Approved	
CD20					Approved	Approved		
JAK		Approved	Approved	Approved	Approved			Investigational
TYK2	Approved		Investigational	Investigational				Investigational
VAV1 Overlap	✓	✓	✓	✓	✓	✓	✓	✓

Approved in indication   Investigational

	Example Drugs	2030E Drug Class Sales (I&I indications only)
TNF	Humira, Enbrel	$10B
IL17A	Taltz, Cosentyx	$13B
IL6	Actemra, Kevzara	$3B
FcRN	Vyvgart	$11B
CD20	Ocrevus, Rituxan	$13B
JAK	Rinvoq, Xeljanz, Olumiant	$15B
TYK2	Sotyktu	$3B

44

Note: Chart adapted from Hosack et al., Nat Rev Immunol 2023. Drug class sales from Evaluate Pharma. 2030E sales may include sales from anticipated future approvals.

NEK7 Program (MRT-8102)

Inflammation-driven diseases (selected examples) NEK7 is a Key Regulator of NLRP3 Inflammasomes, IL-1 and IL-18 Joints Gout Brain Parkinson Heart Pericarditis Obesity Atherosclerosis Cytokine secretion Pyroptosis pro-IL-1b pro-IL-18 IL-1b IL-18 Metabolic Inactive NLRP3 NEK7 Active NLRP3 Wheel-like oligormerization + Activated NLRP3 complex NEK7 NLRP3 Therapeutic hypothesis: Activation of the NLRP3 inflammasome critically depends on NEK7 NEK7 licenses NLRP3 assembly in a kinase-independent manner NEK7-deficient macrophages are severely impaired in IL-1β and IL-18 secretion Consequently, NEK7 degradation has the potential to become an important treatment modality for a variety of inflammatory diseases Clinical Opportunity: Diseases driven by IL-1 and the NLRP3 inflammasome including gout, pericarditis and other cardiovascular diseases, neurologic disorders including Parkinson’s disease and Alzheimer’s disease, and obesity

NEK7 MGD Has Potential to Resolve Inflammation by Inhibiting Pyroptosis

NLRP3/NEK7-driven inflammation	Inhibition of IL-1 driven inflammation	Resolution of inflammation with NEK7 MGD


Pyroptosis
IL-1α signaling can be independent of caspase-1
Pro-IL-1β
Pro-IL-18
NLRP3
NEK7
IL-1α
IL-1β
IL-18
IL-1α
Release of DAMPS, nucleic acids, alarmins, inflammatory cytokines


Pyroptosis
NLRP3
NEK7
Rilonacept
(neutralizing IL-1α and IL-1β)
Canakinumab
(neutralizing IL-1β)


Intact cell
MRT-8102
NEK7
Pro-IL-18
Pro-IL-1β
Pyroptosis
Cytokine release

Full inflammation

Reduced inflammation

Aborted inflammation

47

MRT-8102 is a Potent, Selective NEK7-Directed MGD With a Favorable Drug-like Profile

NEK7 Ternary Complex (Crystal Structure)


NEK7
MRT-8102
CRBN

MGD Activity Profile	
CRBN Binding (HTRF, IC_{50})	0.2 µM
NEK7 Degradation (CAL51, DC_{50} /Dmax)	10 nM / 89%
Selectivity (TMT proteomics)	Excellent selectivity profile in different cell lines
Physicochemical Properties	
LogD	1.47
MW	<450
Thermodynamic Solubility	166 µM
ADMET Profile	
Oral Bioavailability	Yes
Metabolite Profile (*in vitro*)	No unique human metabolites or GSH adducts (mics)
Safety Pharmacology	
Mini-Ames	Negative
hERG (patch clamp)	No inhibition (EC50> 30 µM)
Counterscreens (panel with 44 proteins)	No inhibition

48

MRT-8102 potently suppresses inflammasome activation in primary human macrophages MRT-8102 induces highly selective NEK7 degradation MRT-8102 is a Potent, Durable, and Highly Selective NEK7-directed MGD in vitro data CRBN binding, IC50 200 nM Degradation, DC50 /Dmax (CAL51) 10 nM / 89 % ADMET profile hERG No inhibition Oral bioavailability Yes No degradation of other known CRBN neosubstrates MRT-8102 exposure results in prolonged PD effect Cyno 10 mg/kg single-dose MRT-8102 exposure prolonged PD effect

Reduced IL-1β in human and cynomolgus monkey whole blood MRT-8102 Leads to Potent Inhibition of NLRP3 Inflammasome in Human and Cynomolgus Monkey Cells In Vitro LPS + Nigericin Reduced ASC speck formation in human whole blood Unstim LPS+Nig LPS+Nig MRT-8102 (0.1μM) Gating strategy: Single cells_CD45+_CD66b-_CD14+ activation disabled activation Activated NLRP3 complex ASC speck Human Cyno

MRT-8102 induces degradation of NEK7 in vivo over several days In vivo NEK7 degradation leads to inhibition of NLRP3 inflammasome in ex vivo stimulation assay Suppression of Ex Vivo Inflammasome Activation Following Degradation of NEK7 After Single and Multi-dose Study in Non-human Primates No clinical observations reported IL-1β in plasma after ex vivo stimulation with LPS + nigericin Similar results for Caspase-1 activity from same study Follow-up study with 1 mg/kg MRT-8102, i.v. at 4 hr showed similar results

MRT-8102 Displays Significant Blood Brain Barrier Penetration Daily dose of 30 mg/kg MRT-8102 for 7 days Analysis on day 8 (24 hr post-final dose) by JESS Simple Western Significant NEK7 degradation in various brain regions 24h post treatment PBMCs Brain MRT-8102 displays CNS-penetrance single-dose MRT-8102 p.o. n=2 cynomolgus monkey (one male and one female) Single dose p.o.

NLRP3/NEK7 Involvement in a Broad Range of Inflammatory Diseases Potential for groundbreaking approaches to intractable medical problems Pericarditis Myocardial infarction Myocarditis Heart failure Gouty arthritis Osteoarthritis Immuno-cardiology Parkinson’s disease Alzheimer’s disease Neuro-immunology Obesity Rheumatology Metabolism

CDK2 Program

CDK2 is a Key Driver of Cell Cycle Progression in Cancer

CDK2: a key cell cycle regulator



Palbociclib
Ribociclib
Abemaciclib
Cyclin D
CDK4/6
G1
Cyclin E
CDK2
Cyclin B
CDK1
M
G2
Cyclin A
CDK1
S
Cyclin A
CDK2
CDK2 MGD (MRT)

Therapeutic hypothesis:

- CDK2 is a key driver of cancers with cyclin dependent kinase pathway alterations
- MGDs will achieve greater selectivity against other CDKs and kinases in general, as well as more sustained pathway inhibition compared to inhibitors

Clinical Opportunity:

- ER positive breast cancer pre and post treatment with CDK4/6 inhibitors (~474K patients)
- Ovarian cancer (~64K patients), endometrial cancer (~124K patients) and other tumors with CCNE1 amplification

55

Patient diagnosed incidence #s, major markets (US, EU and JP): Decision Resources Group (DRG)

MRT-9643 is a Potent, Highly Selective CDK2 MGD with a Favorable Drug-like Profile

CDK2 ternary complex (Cryo-EM)



CDK2
Novel degron class
CRBN

CDK2-MGD-CRBN-DDB1 cryo-EM structure (DDB1 not shown)

MGD Activity Profile	
CRBN Binding (HTRF, IC_{50})	0.3 µM
CDK2 Ternary Complex (HTRF, EC_{50})	6 nM
CDK2 Degradation (HEK, DC_{50} /Dmax)	56 nM / 64%
Selectivity (TMT proteomics in MCF7)	Large CDK2 selectivity window
Physicochemical Properties	
LogD	3.2
MW	511.45
kinetic Solubility	79 µM
ADMET Profile	
Oral bioavailability (all species)	nd
Metabolite Profile (*in vitro*)	No unique human metabolites and 0.52% GSH adducts (mics)
CYP DDI (5 isoforms)	IC_{50} 15 - > 50 µM
Safety Pharmacology	
Mini-Ames	Negative
hERG inhibition (patch clamp)	4.4 µM
Counterscreens (panel with 98 targets)	Not done

56

MRT-9643 is a Potent and Highly Selective CDK2-directed MGD in vitro data CRBN binding, IC50 289 nM Ternary complex, EC50 6 nM Degradation, DC50 / Dmax (HEK 293) 56 nM / 64 % MRT-9643 induces highly selective CDK2 degradation and has a favorable ADME/DMPK profile MRT-9643 is a potent CDK2-directed MGD ADMET profile CYP DDIs IC50 15 - >50 µM hERG inhibition patch clamp EC50 4.4 µM Oral bioavailability all species nd p-value (-log10) Protein fold-change (log2) No degradation of other known cereblon neosubstrates TMT Proteomics (24 hr/1 μM), MCF7 cells CDKs CDK2

MRT-9643 Inhibits Proliferation of CDK2-dependent Cancer Cells CDK2 degradation arrests CDK2-dependent cells in G1 phase Cell cycle analysis (DAPI and EdU) MDA-MB-157 (24 hr) CDK2 degradation inhibits proliferation WB degradation (24 hr) MDA-MB-157 CyQuant proliferation assay (7 d) MDA-MB-157 CDK2 degradation results in reduction of E2F pathway proteins TMT Proteomics (24 hr/1μM) MDA-MB-157 Protein fold-change (log2) CDK2 E2F Target Genes

MRT-9643 Displays Superior Selectivity Compared to Clinical CDK2 Inhibitors Clinical-stage CDK2 inhibitors demonstrate off target activity in biochemical kinome profiling CDK2 inhibitors but not CDK2 MGDs display activity in CDK2-independent RB1 KO line 7-day CyQuant Assay; MDA-MB-157 cell line Carna Mobility Shift Assay; 1 μM CDK2i or CDK2 MGD, across 323 human kinases

MRT-9643 induces strong TGI in combination with CDK4/6 inhibitors in vivo MRT-9643 induces robust tumor regression in combination with CDK4/6 inhibition and Fulvestrant MRT-9643 Demonstrates Activity as Single Agent and in Combination with CDK4/6 Inhibitor in ER+ Breast Cancer Efficacy evaluation in MCF7 CDX Model (MRT-9643 dosed at 30 mpk BID)

CCNE1 Program

CCNE1 (Cyclin E1) is a Target for Solid Tumors with Deregulated Cyclin E1

Cyclin E drives multiple hallmark cancer mechanisms



CDT1
Cyclin E
MCMs
G0 – S progression
M
G1
G2
S
Cell cycle progression/proliferation
Centrosome duplication
Cyclin E
Cyclin E
CDK2
Cyclin E
MCM5
Cell death and differentiation
Drug resistance

Therapeutic hypothesis:

CCNE1 (Cyclin E1) is a well-recognized human oncogene that drives multiple hallmarks of cancer, and has been considered undruggable

Selective degradation of cyclin E1 can target tumors with deregulated cyclin E1 (amplification or overexpression)

Clinical opportunity:

First-in-class Cyclin E1 degraders for Cyclin E1 amplified cancers

- Ovarian (~19%), endometrial (~10%), and gastric (~10%) cancer
- Breast cancer and others

62

CCNE1 binds CRBN through a novel binding mode MGD induces a cryptic pocket on the CCNE1 surface CCNE1-directed MGDs Engage a Cryptic Pocket at the Target Interface MRT-1932 CCNE1 CRBN Apo-state MGD-engaged + CRBN:MGD Pocket carved by the MGD Shallow cavity Pocket propensity Low High 63

CCNE1 degradation leads to downstream pathway suppression MRT-50969 induces robust G1/S cell cycle arrest MRT-50969 is a Potent and Highly Selective CCNE1-directed MGD Western blot, OVISE, 24h TMT Proteomics, MDA-MB-157 Rb K/O 1μM, 24h P-value (-log10) Protein fold-change (log2) CCNE1 MRT-50969 is highly selective for CCNE1 FACS, EdU incorporation, 48h In vitro data CRBN binding, IC50 0.15 mM Ternary complex, EC50 3 nM Degradation, DC50/Dmax 3 nM / 94% 64

CCNE1 MGD Sensitivity is Highly Correlated with CCNE1 Gene Dependency, Copy Number and Expression 5 Day CyQuant assay, 50 cancer cell line panel; Gene dependency and genomics data from DepMap/Broad Institute Gene Dependency Copy Number mRNA Expression

GI50 = growth inhibition 50%, the concentration of drug required to inhibit the growth of cancer cells in vitro by 50% MRT-50969 Shows Superior Differential Activity in CCNE1 Dependent Cell Lines Compared to Clinical-Stage CDK2 Inhibitors OVCAR3 vs A2780 MDA-157 vs T47D 5 Day CyQuant assay, bars indicate median GI50

MRT-50969 inhibits tumor growth in CCNE1 amplified breast cancer model MRT-50969 Inhibits Tumor Growth in a CCNE1 Amplified Breast Cancer Model in vivo MRT-50969 degrades CCNE1 in vivo HCC1569 CDX, 28-day efficacy study Day 28/8h and 24h PD, Western blot, HCC1569 CDX

21-day efficacy study in MKN1 CDX model MRT-50969 Inhibits Tumor Growth in a CCNE1 Amplified Gastric Cancer Model in vivo Day 21/8h and 24h PD, Western blot, MKN1 CDX MRT-50969 inhibits tumor growth in CCNE1 amplified gastric cancer model MRT-50969 degrades CCNE1 in vivo

QuEEN™ Discovery Engine

Overcoming Past Limitations of Molecular Glue Degraders Traditional thinking Monte Rosa Therapeutics approach ‘Target space is limited’ QuEENTM has vastly expanded the degradable target space across a broad range of undruggable protein classes ‘MGDs are identified by serendipity’ QuEENTM enables target centric and systematic discovery of MGDs ‘MGDs are not selective’ High selectivity achievable even within the same protein class, family and isoforms, mitigating off-target safety concerns ‘Med Chem rules don’t apply to MGDs’ AI-driven and structure-based design enable rational med chem optimization of MGDs

Rationally-designed MGDs create diverse E3 ligase neosurfaces, enabling recruitment of new targets Our geometric deep learning algorithms use surfaces to predict targets. Our surface-based algorithms design MGDs to recruit targets. Our platforms generate actionable data-at-scale to test & train (“data moat”) Our Critical Insight: Surfaces are Critical for MGD Discovery Surfaces, not structures, mediate PPIs and targeted protein degradation E3 ligase Neosubstrate footprint MGD footprint E3 ligase neosurface

AF, Rosetta, PDB GlueShot: de novo MGD Design for Novel Targets E3 ligase structures Protein structures AF, Rosetta, PDB Surface fingerprint fAIceit™ Virtual library FLASH™ & GlueAID™ Surface of MGD + ligase COSMOS™ Fingerprint matching Headlong™ & fAIceit™ Nobel prize MGDs that induce PPIs with drug-like properties Neosubstrate footprint MGD + ligase footprint Geometric and chemical surface characterization

QuEEN™ Unique Capabilities AI/ML In silico discovery using proprietary AI-powered algorithms Proximity Screening Specialized suite of biochemical, cellular and proteomics assays to assess proximity and degradation in high throughput Structure-based Design Proprietary database of protein structures to enable rapid optimization of MGD chemistry Proteomics Integrated proteomics engine and database to identify novel targets and explore cellular complex formation and protein degradation MGD Library Growing 50K compound library for novel degron and target space exploration Breakthroughs enabling rapid discovery of potent, selective, and oral MGDs

Target ID Guided by surface mimicry In silico screening Screen for activity in ternary complexes Proprietary AI/ML Engines Enable the Discovery of Reprogrammable Ligases, Neosubstrates, and Selective MGDs Proprietary AI/ML engines Ligase matching PPI propensity & surface complementarity MGD discovery Generate MGDs with drug-like properties

QuEENTM: How it Works Target and ligase ID Surface-centric discovery process Actionable data-at-scale Proteomics Virtual screens Structural biology High throughput screens Predict Design Test & Train AI-powered chemistry Surface-aware MGD generation & optimization

QuEEN™ Toolbox to Rapid Discovery of Oral MGDs Predict Target & ligase ID fAIceit™ Ultra-fast fingerprint search for surface-based matchmaking E3 ligase reprogrammability fAIceit mimicry target ID Structural biology X-ray & cryo-EM Headlong™ virtual screens Proteomics mass-spec farm HT library screening Design AI-powered chemistry Test & Train Actionable data-at-scale Rhapsody™ ternary complexes FLASH™ virtual library GlueAID™ ADMET & synthesis HitMan™ diverse library

Algorithms Use MGD-focused, Moated Data to Identify Targets and Design MGDs in silico experimentation

fAIceit mimicry
target ID


Not degron
Degron

250
BILLION
Protein surface matchings

FLASH™
virtual library


Tail
L
W

37
BILLION
Virtual MGDs

Headlong™
virtual screens


Virtual library
Limit heavy atoms
Dock
Under Pressure
Deep Score

651
MILLION
Compounds screened

Lab experimentation

Proteomics
mass-spec farm



37
MILLION
protein measurements

HT library screening


TR-FRET signal
Excitation
Emission
DDB1
Cereblon
Neosubstrate
MGD

6.5
MILLION
MGD activity measurements

Structural biology
X-ray & cryo-EM



>125
Structures

Cloud First and Cloud Native

Scalable Data Lake with purpose-built data services for seamless data movement and unified governance

77

Team

World-Class Leadership Deep expertise in molecular glue discovery, drug development and precision medicine Filip Janku, M.D., Ph.D. Chief Medical Officer Markus Warmuth, M.D. Chief Executive Officer John Castle, Ph.D. Chief Data and Information Officer Sharon Townson, Ph.D. Chief Scientific Officer Phil Nickson, Ph.D., J.D. Chief Business and Legal Officer Jennifer Champoux Chief Operating Officer Magnus Walter, DPhil SVP, Drug Discovery Andrew Funderburk SVP, Investor Relations and Strategic Finance

Thank You